Exhibit 10.4

FIRST AMENDMENT TO

AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS

(400 GROVE STREET, UNIT C-1, SAN FRANCISCO, CA)

THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “Amendment”), dated as of May 25, 2016, is made by and between GROVE STREET HAYES VALLEY LLC, a Delaware limited liability company (“Seller”) and SRT SF RETAIL I, LLC, a Delaware limited liability company (“Buyer”).

A.	Seller and Buyer are parties to that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of May 4, 2016 (the “Purchase Agreement”).

B.	Seller and Buyer desire to amend certain provisions of the Purchase Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises, their mutual covenants and promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment but not defined herein shall have the meanings set forth in the Purchase Agreement.

2.	Form of Tenant Estoppel. Exhibit C [Form of Estoppel Certificate] to the Purchase Agreement is hereby superseded and replaced in its entirety by the form of estoppel certificate attached hereto as Exhibit A. Buyer hereby approves the completed form of estoppel certificate attached hereto as Exhibit A.

3.	Approval Notice. This Amendment constitutes Buyer’s Approval Notice under Section 4(c) of the Purchase Agreement and shall be deemed properly delivered and accepted upon its execution and delivery by Seller and Buyer. Buyer has no further right to terminate the Purchase Agreement pursuant to Section 4(c) of the Purchase Agreement, and the Deposit is non-refundable to Buyer except as otherwise expressly provided in the Purchase Agreement.

4.	Ratification and Affirmation of Contract. Seller and Buyer hereby ratify and affirm the Purchase Agreement in its entirety, except as expressly amended herein. The provisions of this Amendment shall control in the event of any conflicts with the provisions of the Purchase Agreement.

5.	Execution of Amendment. This Amendment may be executed in counterparts, each of which shall be part of one and the same instrument, which counterparts will be transmitted to each party to the Purchase Agreement by email transmission of signature pages. This Amendment shall not be effective or binding upon either party until and unless Seller and Buyer have each delivered a signed signature page to this Amendment to the other party.

[SIGNATURES ON FOLLOWING PAGE]

First Amendment to Agreement of Purchase and Sale

and Joint Escrow Instructions – 400 Grove

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the date first set forth above.

Seller:

grove street hayes valley LLC,
a Delaware limited liability company

By:	DM Development Partners, LLC,
a California limited liability company, Its Manager

By:
Name:
Title:

By:	DDG California LLC,
a Delaware limited liability company, Its Manager

	By:	DDG Partners LLC,
a Delaware limited liability company,
Its Member

By:
Name:
Title:

Buyer:

SRT SF RETAIL I, LLC,
a Delaware limited liability company

By:
Name:
Title:

First Amendment to Agreement of Purchase and Sale

and Joint Escrow Instructions – 400 Grove

S-1

EXHIBIT A

FORM OF ESTOPPEL CERTIFICATE

To:	SRT SF Retail I, LLC
c/o Glenborough LLC
400 South El Camino, 11th Floor
San Mateo, CA 94402-1708

Dated:

Re:	Lease Pertaining to 400 Grove St., Unit C-1, San Francisco, CA (the “Property”)

Ladies and Gentlemen:

The above addressee (“Buyer”) has entered into an agreement to acquire the Property. The undersigned, as tenant (“Tenant”), acknowledges the right of Buyer to rely upon the statements and representations of the undersigned contained in this certificate, and further acknowledges that Buyer will be acquiring the Property in material reliance on this certificate. Given the foregoing, Tenant hereby certifies and represents to Buyer and its lender, Keybank National Association (and its and their successors and assigns), and Landlord (and its successors and assigns) with respect to the above-described Lease, as follows (if any blanks do not apply, simply state “None”):

1.	Tenant is the lessee under that certain lease (the “Lease”) pertaining to the Property which is dated March 30, 2015, and includes the following amendments: None.

2.	The name of the current landlord (“Landlord”) is: Grove Street Hayes Valley LLC.

3.	The Lease is for the following portion of the Property (the “Premises”): That certain space identified as Unit C-1. The Premises consist of 2,000 square feet of usable interior ground floor space.

4.	Delivery of the Premises, as that phrase is defined in the Lease, by the Landlord to the Tenant, occurred on or before: August 10, 2015.

5.	Tenant has had its Opening Day, as that phrase is defined in the Lease, and the Opening Day occurred on December 17, 2015.

6.	The Rent Commencement Date, as that phrase is defined in the Lease, occurred on: December 17, 2015.

7.	The initial term of the Lease commenced on December 17, 2015 and shall expire on February 1, 2031, unless sooner terminated in accordance with the terms of the Lease. Tenant has no option to renew or extend the term of the Lease, except as follows (if none, so state): One (1) option to extend the term of the lease by ten (10) years, on the terms and conditions set forth in the Lease.

First Amendment to Agreement of Purchase and Sale

and Joint Escrow Instructions

Exhibit A – Form of Estoppel Certificate – 400 Grove

8.	The Lease, as it may have been modified or amended, contains the entire agreement of Landlord and Tenant with respect to the Premises, and is in full force and effect.

9.	As of the date hereof, Tenant is occupying the Premises and is paying rent on a current basis under the Lease.

(a)	The minimum monthly or base rent currently being paid by Tenant for the Premises pursuant to the terms of the Lease is $10,000 per month and has been paid through May 31, 2016.

(b)	There is currently no percentage rent due under the Lease.

(c)	Operating Expenses, Expenses, common area maintenance, taxes, insurance and other charges (the “Reimbursables”) due under the Lease, currently in the amount of $730.07 per month, have been paid through ________________.

10.	Tenant has accepted possession of the Premises, and all construction to be performed by Landlord for the Premises under the Lease is “substantially complete” (as that phrase is defined in the Lease) and has been completed by Landlord and approved by Tenant in accordance with the terms of the Lease and within the time periods set forth in the Lease. Landlord has paid in full any required contribution towards work to be performed by Tenant under the Lease, except as follows (if none, so state): None. Tenant has exhausted all credits against monthly minimum rent to which Tenant was entitled under the Lease, except as follows (if none, so state): None.

11.	To the extent Exhibit C of the Lease requires Landlord to provide or attempt to provide Tenant with the use of the following space, such space has been provided prior to the date of this certificate, and is satisfactory and acceptable to Tenant, or Landlord has fully satisfied its obligation to attempt to provide such space: (i) a basement or roof storage area for Tenant’s compressor racks and water heater; and (ii) an adequate area for exterior wash down and the temporary storage of garbage and recycling with concrete pad and sewer drain.

12.	The Premises shall be expanded by the addition of the following space on the dates hereinafter indicated (if none, so state): None .

13.	No default or event that with the passage of time or notice would constitute a default on the part of Tenant exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of the Tenant.

14.	No default or event that with the passage of time or notice would constitute a default on the part of Landlord exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of Landlord.

15.	Tenant has no option or right to purchase all or any part of the Property.

16.	Tenant has not assigned, sublet, transferred, hypothecated or otherwise disposed of its interest in the Lease and/or the Premises, or any part thereof.

First Amendment to Agreement of Purchase and Sale

and Joint Escrow Instructions

Exhibit A – Form of Estoppel Certificate – 400 Grove

17.	Neither the Lease nor any obligations of Tenant thereunder have been guaranteed by any person or entity, except as follows (if none, so state): None .

18.	Tenant has received no notice that, and has no knowledge that, hazardous substances are being generated, used, handled, stored or disposed of by Tenant on the Premises or on the Property in violation of any applicable laws, rules or regulations or the terms of the Lease.

19.	No rentals are accrued and unpaid under the Lease, except for Percentage Rent, if any, or Reimbursables, if any, which are not yet due and payable.

20.	No prepayments of rentals due under the Lease have been made for more than one month in advance. No security or similar deposit has been made under the Lease.

21.	Tenant has no defense, setoff, claim or counterclaim as to its obligations under the Lease, and to date has not asserted any rights of setoff, claim or counterclaim against Landlord.

22.	Tenant has not received notice of any assignment, hypothecation, mortgage or pledge of Landlord’s interest in the Lease or the rents or other amounts payable thereunder, except as follows (if none, so state): None.

23.	The undersigned is authorized to execute this Tenant Estoppel on behalf of Tenant.

Dated:	, 2016.

Very truly yours,

TENANT:

F2 Founders, LLC,
a California limited liability company, dba Little Gem

By:
Name:
Its:

First Amendment to Agreement of Purchase and Sale

and Joint Escrow Instructions

Exhibit A – Form of Estoppel Certificate – 400 Grove